nemaura medical

# Marcum Microcap Conference

New York, 27-28 May 2015

Dr Faz Chowdhury
CEO

## Company Summary

Focusing exclusively on minimally-invasive transdermal diagnostic technologies which can be applied to a broad range of medical conditions.

These diagnostic technologies can be inverted to enable drug delivery of a large number of drug molecules.

Common set of IP used to cover both diagnostic and drug delivery technologies

Headquarters and research facilities located in the United Kingdom, U.S. registered company.

Management maintains majority ownership of the Company.

# Early Market Validation

This first product is known as **sugarBEAT™** and consists of three parts:

– A skin prep-kit and a class IIa medical **device**
– a **patch** – applied to the skin, and
– A mobile phone **app**.

Several grants previously awarded for **sugarBEAT™** by Innovate UK cumulatively **exceed $1.6m.**

Licensed in UK – upfront $1.6m – target launch Q1 2016

Completed first clinical stage of development, and applied for CE mark.

Target date for product **commercialization is Q4 2015 in Hong Kong and Saudi Arabia.**

## Management Team with Successful Track Record

**Dr. Dewan Fazlul Hoque Chowdhury**:

- President, Chief Executive Officer and Director of NMRD since incorporation.
- Responsible for product development, innovation, and commercialization.
- Also founder of Microneedle Technologies (set up Oct. 2009) and Nemaura Pharma Limited (set up Nov. 2005), where developed and patented a variety of patch and micro needle based drug delivery systems and negotiated licensing deals for a transdermal patch to treat Alzheimer's disease.
- Involved at Nemaura Pharma Limited in negotiations for out-licensing patches to treat Parkinson's and Hypertension, and in-licensing complementary technologies, and developed and manufactured microneedle device currently used in cosmetic clinics for facial skin wrinkle treatment. Currently, conducting clinical trails for skin cancer drug delivery.
- MSc in Microsystems and Nanotechnology from Cranfield University, and a Doctorate from the University of Oxford in, on nano-drug delivery.

**Steve Metcalf:**

- Manufacturing Operations Director
- Responsible for Global Manufacturing strategy development and implementation
- Over 25 years track record in product development and approvals including transdermal patch manufacture and submissions to FDA ( US Food and Drug Administration) for product launch in the USA
- A Pharmaceutical Operations expert who has significant experience with a blue-chip Pharma company (Astra Zeneca) spanning over 25 years.

## Management Team with Successful Track Record (cont'd)

**Bashir Timol:**

- Commercial Director of NMRD and Trial Clinics Limited since Incorporation and Dermal Diagnostics Limited from October 2013.
- Responsible for financial planning, business development and corporate strategies.
- Over 10 years' track record as entrepreneur and angel investor with substantial stakes in management consultancies, pharmaceuticals firms, and restaurant franchises.
- Prior directorship roles include strategic support, corporate fundraising and overseeing key management.
- Director at SABT 1 Ltd since March 2009 and OneE Group Limited since January 2007.
- Holds a bachelor degree in Economics from the University of Central Lancashire, UK.

**Robert Carson**:

- Regulatory Affairs Director
- In charge of product development, regulatory strategy and global regulatory approvals
- Experience with medical device development and approval in the USA and Europe spanning over 20 years.
- Graduate Pharmacologist with over 20 years experience in the medical devices arena

nemaura medical

## Technical Team - Organization Structure



Faz Chowdhury
CEO
Kathryn Farrar
Accounts Director
Accounts Assistant and PA to CEO
1 staff
Finance
Edwin Lyons
Medical Devices Engineer
Industrial Design Engineer
3 staff
Engineering and Production
Robert Carson
Medical Device and Regulatory Director
Quality Assurance Electrochemist
2 staff
Regulatory and Quality Control
Steve Metcalf
Manufacturing Director
Chemist
3 staff
Research, Development & Manufacture

nemaura medical

## Investment Thesis

- Large addressable market
- First to market with minimally invasive, continuous glucose monitoring commercial product
- Leverageable technology can be used to address other markets
- “Lean organization” with outsourced manufacturing and marketing minimizes cash burn
- Experienced management team to facilitate commercial launch.

## Market Opportunity for sugarBEAT™

Estimated prevalence of diabetes for adults aged 20-79 worldwide [Diabetes UK]:

- **382 million** in 2012, 592 million by 2035
- 175 million people currently have undiagnosed Type II Diabetes

10% of diabetics are Type I, and 90% are Type II

Cost of Diabetes management is escalating:

- Cost to USA in 2012 was $245B [American Diabetes Association]
- Cost to UK in 2012 was $12.3B [Diabetes UK]

Currently the most common monitoring method involves:

- Extracting a drop of blood by **piercing** the skin (finger pricking) several times a day.
- This droplet of blood is placed onto a test strip which is then fed into a glucose monitor to provide a glucose reading.

The test strip market alone is **currently generating over $10 Billion sales per annum.**

**Huge demand** for **non – intrusive and continuous monitoring method**, which is convenient, timely and painless.

**sugarBeat™** will provide **substantial savings to diabetic patients and providers** and **reduce future health care complications.**

## sugarBEAT™ Product

Consists of three parts; a disposable patch **("Patch")** , bluetooth enabled device **("Device")** and smart phone app **("App")**

**Minimally-invasive and continuous** (up to 4 readings an hour).

- Patch affixed to arm, leg or abdomen which in turn is connected to device.
- Device measures glucose levels within interstitial fluid within the patch.
- Device can take and display up to 4 readings per hour and transmit these via bluetooth to a smart phone app.
- Device will also display glucose readings and can sound an alarm in case of 'excessively high or low readings'. **Therefore device can be used without app, based on user preference.**
- App can be connected via cloud to virtual GP / health care professionals.

Patch use – 12- 24 hours continuous use per patch.

Device use – will require finger prick calibration whenever new patch used.

Device life span is at least 2 years.

nemauramedical

## sugarBEAT™ Product


1. Affix Patch
1. Prep skin, affix patch and connect commercial watch device.
2. Extract Glucose
2. Patch extracts glucose into patch using 'Reverse Iontophoresis'
3. Measure Glucose Level
3. Device reads glucose levels, and transmits data to App via blue tooth
4. Display Results
4. App on Smart phone shows readings up to 4 times an hour
5. Transfer Data
5. Data from app sent over internet to Virtual Health Care Team
sugarBEAT™ product

# sugarBEAT™ Product – Device Illustration


6.5
mmol/L
sugarBEAT

## sugarBEAT™ Product – Illustration of App


12:00
sugarBEAT™
monitor and control
launch
7.4
current
sugar level


12:00
sB
current sugar levels
6.5
mmol/L
12.30pm
time
before dinner
type
device:
Continuous Glucose
Monitoring Watch
21/12/14
date
reading history
mon
8.2
19:30pm
20/12/14
mon
6.1
07:45am
20/12/14
tue
9.0
19:00pm
19/12/14
tue
7.2
07:30am
19/12/14
wed
12.2
19:30pm
18/12/14
test now
my data
medication
my food
exercise
cloud store


12:00
sB
day summary
wed 21 Dec
medication
Symlin (Pramlintide) x2
Metformin x4
Onglyza (Saxagliptin) x2
exercise
activity: running
duration: 30mins
time: 12.30pm
food intake
breakfast: 625kcal
lunch: 750kcal
dinner: 850kcal
sugar levels
breakfast: 6.5
lunch: 8.9
dinner: 11.5
test now
my data
medication
my food
exercise
cloud store

## Technology - sugarBEAT™

**Technical basis of reverse iontophoresis:**

- Works by passing a mild current across the skin that is barely perceptible, or non-perceptible.
- This current pulls the glucose out of interstitial fluid, which is found just below the top layer of skin, into a reservoir in the patch.
- The patch contains a sensor, which measures the amount of glucose analyzed.
- An algorithm within the device converts this reading to a glucose concentration value.
- This reading is displayed on the device with sound and / or buzzer alert.

The patch construction, and the algorithm that processes the signal to determine glucose levels are **our proprietary patented/patent pending technology.**

## Technology - sugarBEAT™

**Historical basis of reverse iontophoresis:**

- There are over 20 independently published public papers, generated over a twenty year period, that confirm the clinical efficacy of the reverse iontophoresis technique.

- Reverse iontophoresis has also previously received both FDA and CE Mark approvals in an alternative device format, previously developed by an unrelated third party (GlucoWatch)

**http://www.fda.gov/MedicalDevices/ProductsandMedicalProcedures/DeviceApprovalsandClearances/Recently-ApprovedDevices/ucm083294.htm**

- This predecessor device was withdrawn from the market due to its prohibitive cost, high levels of skin irritation experienced by users, and lack of consistent performance due to perspiration.

- Our **sugarBEAT™** system has built on this wealth of historical data, by engineering our patch, through our patented techniques to overcome these issues.

# Patents

## Patents granted:

| Region | Purpose | Expires |
|---|---|---|
| Europe, China, Hong Kong | Patches for Reverse Iontophoresis: Watch Device patent describing the construction of patches and watch device for extracting glucose from the skin non-invasively. | June 2028 |
| Europe, USA, Canada | Method for non-invasively determining the relative level of two substances present in a biological system: Method of avoiding finger prick testing to calibrate the device daily. | June 2021 |

## Patents submitted:

| Region | Purpose | Date applied/ Expiry |
|---|---|---|
| USA, Australia, Brazil, Canada, India, Japan, | Patches for Reverse Iontophoresis: Watch Device patent describing the construction of patches and device for extracting glucose from the skin non-invasively. | June 2008/ June 2028 |
| USA, Canada, Brazil, Europe, Japan, China, India, Australia, Qatar, United Arab Emirates | Cumulative Measurement of an Analyte: Basic algorithm that allows the rapid measurement of the extracted glucose (or other analyte) without long delays between extracting the sample and measuring the amount extracted. | May 2012/ May 2032 |

# Comparative Clinical Data to Date

**Clinical Data in Type I and II Diabetics:**

100 patient day: 30 patients, 3 or 4 visits, 12 – 14 hour device wear time

| | | Paired data points | MARD | Data in Zone A | Data in Zone B | Pearson Correlation |
|---|---|---|---|---|---|---|
| **Invasive CGM** | **Dexcom G4*** | 4634 | 10.80% | 84.50% | 15.10% | 0.94 |
| **Invasive CGM** | **Medtronic Enlite*** | 4521 | 17.90% | 69.10% | 29.80% | 0.95 |
| **Non-Invasive Glucose meter** | **Orsense Glucose Meter**** | 1690 | 17.20% | 69.70% | 25.70% | Not reported |
| **Non-Invasive CGM** | **Nemaura CGM** | 1502 | 18.10% | 77.70% | 19.17% | 0.86 |

* A Comparative Effectiveness Analysis of Three Continuous Glucose Monitors: The Navigator, G4 Platinum, and Enlite Edward R. Damiano, Katherine McKeon, Firas H. El-Khatib, Hui Zheng, David M. Nathan and Steven J. Russell. J Diabetes Sci Technol published online 21 April 2014

** Continuous Noninvasive Glucose Monitoring Technology Based on "Occlusion Spectroscopy". Journal of Diabetes Science and Technology. Volume 1, Issue 4, July 2007

## sugarBEAT™ Product Evolution

**Clinical Prototype**


nemauramedical

**Device Version One**


6.5
mmol/L

**Device Version Two**


nemauramedical

- Clinical prototype used for current clinical trials
- Device Version One to be launched Q4 2015
- Device Version Two is expected to eliminate need for daily finger prick hence be fully non invasive, and anticipated to incorporate low cost optical sensors – due for launch Q4 2016

nemauramedical

## Key Milestones for sugarBEAT™ Initial Product Launch in Asia and Middle East

**Commercial Developments:**

| Milestone | # Months From Target Completion |
|---|---|
| CE Approval [application already submitted] | 3 |
| Manufacturing and Mass Production of **sugarBEAT™** device and patches | 6 |
| **sugarBEAT™** mobile Phone app – development and launch | 6 |
| **sugarBEAT™** USA Commercialisation: Submit clinical package for CE approval, Publish clinical Data, Engage with FDA to plan Clinical Program and Product approval timeline - by Q3 2015. Complete clinical program by Q1 2016 and approvals and launch 12-15 months thereafter. | 18-24 |

# Target Market Analysis for sugarBEAT™

## Market Analysis – Type 1 diabetics*:

| | Number of Diabetics | | | Market Penetration of sugarBEAT™ | |
|---|---|---|---|---|---|
| | Year 2014 | Year 2015 | Year 2019 | Year 2015 | Year 2019 |
| UK | 363,000 | 364,815 | 372,166 | 1.00% | 12.00% |
| Middle East | 396,000 (Saudi)<br>81,950 (UAE) | 397,980<br>82,360 | 405,999<br>84,019 | 4.25%<br>1.00% | 13.50%<br>12.00% |
| Hong Kong | 70,000 | 70,350 | 71,768 | 4.25% | 13.50% |

## Market Analysis – Type 2 diabetics:

| | Number of Diabetics | | | Market Penetration of sugarBEAT™ | |
|---|---|---|---|---|---|
| | Year 2014 | Year 2015 | Year 2019 | Year 2015 | Year 2019 |
| UK | 2,937,000 | 3,083,850 | 3,748,439 | 0.20% | 1.50% |
| Middle East | 3,204,000(Saudi)<br>663,050 (UAE) | 3,364,200<br>696,203 | 4,089,206<br>846,238 | 0.50%<br>0.20% | 2.75%<br>1.50% |
| Hong Kong | 630,000 | 661,500 | 804,057 | 0.50% | 2.75% |

*By conservative estimates, 10% of total diabetics will be Type 1 as opposed to type 2

nemauramedical

## Pricing Strategy for sugarBEAT™

**Price comparison between sugarBEAT™ product, a popular invasive glucose monitoring device (the Dexcom Platinum) and finger prick testing using test strips and glucose monitor**

| *$ US Dollar* | Finger Prick* | Dexcom Platinum G4 | sugarBEAT™ ** |
|---|---|---|---|
| Device | 48 | 1,400 | 240 |
| Ongoing Annual Cost*** | 12,264 | 3,600 | 1,350 |
| Finger Prick Calibration | N/A | 257 | 257 |
| Total per annum | 12,312 | 5,257 | 1,848 |

**NOTE:** Finger prick testing is shown as an alternative comparison point since finger prick testing is the only alternative to Invasive devices or Nemaura's sugarBEAT™ product.

*Based on each strip costing $0.70
** Based on a patch price of $3.70, with 1 patch used continuously for 12 hours per day, taking 4 readings per hour
*** Based on 48 readings per day

## Sales & Distribution for sugarBEAT™

To minimize fixed cost commitments, we will appoint specialist partners in each territory responsible for sales management, marketing and distribution under one roof.

We have specific criteria in selecting specialist partners:


Partner Criteria
Track record in sales of medical devices
Distribution network and resources available
In-roads to government
Business plan
Minimum sales targets
Advertising and Sales resources

**2015 Q4**
- Hong Kong
- Saudi Arabia

**2016 Q1**
- United Kingdom
- Germany, Spain, Italy, France, Sweden

**2017 Q1**
- Japan
- United States

## Assumptions for sugarBEAT™

| Mil. = million / K = thousand ($ US Dollar) / Year to March 31, | 2016 | 2017 | 2018 | 2019 | 2020 |
|---|---|---|---|---|---|
| Number of global markets | 2 | 13 | 15 | 20 | 20 |
| Total number of CGM devices sold | 23K | 116K | 386K | 498K | 798K |
| Total number of patches sold | 1 mil. | 27 mil. | 110 mil. | 212 mil. | 314 mil. |
| Change in CGM devices price | 0% | 0% | 0% | 0% | 0% |
| Change in patches price | 0% | -16% | -20% | 0% | 0% |
| Change in production cost of CGM devices | 0% | -50% | -25% | 0% | 0% |
| Change in production cost of patches | 0% | -33% | -10% | 0% | 0% |

## Assumptions for sugarBEAT™

| Mil. = million / K = thousand ($ US Dollar) / Year to March 31, | 2016 | 2017 | 2018 | 2019 | 2020 |
|---|---|---|---|---|---|
| | | | | | |
| Capital expenditures – Machinery | - - | - - | - - | - - | 1 Mil. |
| Capital expenditures – Others | - - | - - | 1 Mil. | 2 Mil. | 3 Mil. |
| | | | | | |
| Research & development – specific | 8 Mil. | 8 Mil. | 1 Mil. | - - | - - |
| Research & development – general | - - | - - | 1 Mil. | 2 Mil. | 3 Mil. |
| | | | | | |
| Capital requirement – equity finance | 5 Mil. | - - | - - | - - | - - |

nemauramedical

## Financial Forecast for sugarBEAT™

| In Million ($ US Dollar)/ Year to March 31, | 2016 | 2017 | 2018 | 2019 | 2020 |
|---|---|---|---|---|---|
| Revenue | 10 | 85 | 270 | 461 | 694 |
| Cost of sales | 7 | 42 | 136 | 244 | 366 |
| Gross profits | 3 | 43 | 134 | 217 | 328 |
| Expenses | | | | | |
| Sales and marketing | 1 | 5 | 10 | 19 | 22 |
| General and administration | 1 | 2 | 2 | 3 | 3 |
| Finance | - - | - - | - - | - - | - - |
| Depreciation | - - | - - | - - | - - | 1 |
| Research and development | 8 | 8 | 2 | 2 | 3 |
| Total expenses | 10 | 15 | 14 | 24 | 29 |
| Income before taxation | (7) | 28 | 120 | 193 | 299 |
| Taxation | - - | 6 | 24 | 38 | 59 |
| Net income | (7) | 22 | 96 | 155 | 240 |

nemauramedical

## Fundraising and Use of Proceeds

Planned amount to be raised in 2015: **$5 million to $15 million**

**Use of proceeds:**

| Projects / Items | | Amount |
|---|---|---|
| **sugarBEAT™** product manufacture, scale up and product launch in EU, Hong Kong and Saudi Arabia | $ | 5.0 millions |
| **sugarBEAT™** United States & Japan clinical studies & launch | $ | 5.0 millions |
| **sugarBEAT™** device version two manufacture, optical sensor R&D, marketing and brand development | $ | 5.0 millions |

nemauramedical

## Contacts

**Dr D F Chowdhury**
Nemaura Medical Inc.,
Holywell Park
Ashby Road
Loughborough
Leics,
LE11 3AQ
UK

Tel: +44 1509 222 912
Email: faz.chowdhury@nemaura.com

**Bashir Timol**
Nemaura Medical Inc.,
Holywell Park
Ashby Road
Loughborough
Leics,
LE11 3AQ
UK

Tel: +44 1509 222 912
Email: bashir.timol@nemaura.com

www.nemauramedical.com